THE MUSICLAND GROUP, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                     (As Adopted Effective October 26, 1998)


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                            THE MUSICLAND GROUP, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                Table of Contents

                                                                            Page


ARTICLE I           GENERAL...................................................1

Sec. 1.1            Name of Plan..............................................1
Sec. 1.2            Purpose...................................................1
Sec. 1.3            Effective Date............................................1
Sec. 1.4            Company...................................................1
Sec. 1.5            Participating Employers...................................1
Sec. 1.6            Construction and Applicable Law...........................1

ARTICLE II          DEFINITIONS...............................................1

Sec. 2.1            Actuarial Equivalent......................................1
Sec. 2.2            Board.....................................................2
Sec. 2.3            Cause.....................................................2
Sec. 2.4            Change In Control.........................................4
Sec. 2.5            Committee.................................................4
Sec. 2.6            Covered Compensation......................................4
Sec. 2.7            Final Average Compensation................................4
Sec. 2.8            Normal Retirement Age.....................................4
Sec. 2.9            Participant...............................................4
Sec. 2.10           Plan Year.................................................4
Sec. 2.11           Retirement Plan...........................................4
Sec. 2.12           Subsidiary................................................4
Sec. 2.13           Successor Employer........................................4
Sec. 2.14           Supplemental Accrual Years................................4
Sec. 2.15           Year of Participation.....................................4

ARTICLE III         PARTICIPATION.............................................5

Sec. 3.1            Eligibility for Participation.............................5
Sec. 3.2            Cessation of Participation................................5
Sec. 3.3            No Guarantee of Employment................................5

ARTICLE IV          BENEFIT ACCRUAL AND VESTING...............................5

Sec. 4.1            Supplemental Retirement Benefit...........................5
Sec. 4.2            Vesting of Benefit........................................7

ARTICLE V           FORM OF PAYMENT AND COMMENCEMENT DATE.....................7

Sec. 5.1            Entitlement...............................................7
Sec. 5.2            Time of Payment...........................................7
Sec. 5.3            Form of Payment...........................................8
Sec. 5.4            Disability Before Retirement..............................9
Sec. 5.5            Death Prior to Commencement of Benefits...................9
Sec. 5.6            Death After Commencement of Benefits......................9
Sec. 5.7            Benefit Upon Change In Control...........................10

ARTICLE VI          ADMINISTRATION...........................................10

Sec. 6.1            Administration by the Committee..........................10
Sec. 6.2            Withholding of Taxes.....................................10
Sec. 6.3            Unfunded and Unsecured Plan..............................10

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ARTICLE VII         AMENDMENT AND TERMINATION................................11

Sec. 7.1            Amendment................................................11
Sec. 7.2            Termination of Plan......................................11

ARTICLE VIII        MISCELLANEOUS............................................11

Sec. 8.1            Designation of Joint Annuitant or Beneficiary............11
Sec. 8.2            Benefits May Not Be Assigned or Alienated................11
Sec. 8.3            Headings.................................................11
Sec. 8.4            Capitalized Definitions..................................12
Sec. 8.5            Gender...................................................12
Sec. 8.6            Use of Compounds of Word "Here"..........................12
Sec. 8.7            Construed as a Whole.....................................12



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                            THE MUSICLAND GROUP, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                    ARTICLE I

                                GENERAL ARTICLE I

                                     GENERAL

              Sec. 1.1   Name of  Plan.  The name of this plan is "The Musicland
Group, Inc. Supplemental Executive Retirement Plan" (referred to hereinafter as the "Plan").

              Sec. 1.2 Purpose. The Plan has been established to provide supplemental retirement benefits and certain benefits upon disability or death before retirement to certain select management or highly compensated employees so that such employees may be retained and their productive efforts encouraged.

              Sec. 1.3   Effective Date.  The "Effective Date"  of  the  Plan is
October 26, 1998.

              Sec. 1.4 Company. For purposes of this Plan, "Company" means The Musicland Group, Inc., a Delaware corporation, and any Successor Employer thereof, and "Parent" means Musicland Stores Corporation, a Delaware corporation, and any Successor Employer thereof.

              Sec. 1.5 Participating Employers. The Parent and the Company each is a "Participating Employer" in the Plan. Each other Subsidiary of the Parent also shall be a Participating Employer in the Plan during the period it is a Subsidiary.

              Sec. 1.6 Construction and Applicable Law. The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan shall be administered and construed consistent with said intent. The Plan also shall be governed and construed in accordance with the laws of the State of Minnesota as applied to contracts executed and to be wholly performed within said state to the extent that such laws are not preempted by the laws of the United States of America.


                                   ARTICLE II

                             DEFINITIONS ARTICLE II

                                   DEFINITIONS

              Sec. 2.1 Actuarial Equivalent. "Actuarial Equivalent" means a benefit of equivalent value determined by the Committee upon advice of the actuary for the Retirement Plan using the actuarial factors used for the corresponding type of calculation under the Retirement Plan, or if no similar benefit is payable under the Retirement Plan, using such actuarial factors as are deemed reasonable by the Committee. For purposes of calculating any single lump-sum payment under the Plan, the following actuarial factors shall be used to determine the lump-sum amount:


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mortality - UP -1984 Mortality Table; interest -  an annual  rate  equal  to the average of the annual rates of interest on 30-Year Treasury Securities for November of the Plan Year preceding the Plan Year in which the single lump-sum payment is made, as prescribed by the Internal Revenue Service for purposes of Code section 417(e).

              Sec. 2.2   Board.  "Board"  means  the  Board  of Directors of the
Parent.


              Sec. 2.3   Cause.  "Cause" means the following:

       (a) If the Participant is covered under an employment agreement in effect between the Participant and any Participating Employer, and that employment agreement contains a definition of "cause", then "cause" as defined under such employment agreement (including any notice and/or other procedural requirements contained therein).

       (b)    Otherwise, any one of the following:

              (i)   Indictment on or conviction of a felony;

              (ii) Theft or embezzlement of property or commission of similar acts involving moral turpitude;

              (iii) The  willful  failure by the  Participant  to  substantially perform the material duties of his/her position (excluding nonperformance resulting from disability), which willful failure is not cured within thirty (30) days after written notice from the Secretary of the Company specifying the act of willful nonperformance.

              If this paragraph (b) applies, a termination of employment shall not be for Cause unless there shall be delivered to the Participant with 60-day notice a certified copy of a resolution of the Board, adopted by the affirmative vote of not less than that number of directors equal to the greater of (A) 4 directors or (B) two-thirds of the entire membership (whether or not present) of the Board (other than the Participant and directors who are employees of the Company or the Parent) at a meeting called and held for that purpose and at which the Participant was given an opportunity to be heard, finding that the Participant was guilty of conduct set forth in clause (i), (ii) or (iii) above, and specifying the particulars thereof in detail. For purposes of the minimum number of directors required in the preceding sentence, any fraction shall be rounded up to the next higher whole number of directors.

              If this paragraph (b) applies, then anything herein to the contrary notwithstanding, the employment of the Participant shall not be considered to have been terminated for Cause if his/her termination of employment took place solely because of one or more of the following:

                  (A) As a result of bad judgment or negligence on the part of the Participant, or

                  (B) As the result of an act or omission without intent of gaining therefrom directly or indirectly a profit to which the Participant was

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                           not  legally  entitled;  provided, however, that this
                           subsection shall not apply to a termination pursuant to clause (iii) above, or

                  (C) Because of an act or omission believed by the Participant in good faith to have been in or not opposed to the interests of the Company, or

                  (D) As the result of an act or omission which occurred more than 12 calendar months prior to the
                           Participant's having been given notice of the termination of his/her employment for such act or omission unless the commission of such act or such omission could not at the time of such commission or omission have been known to a member of the Board (other than the Participant), in which case more than 12 calendar months prior to the date that the commission of such act or such omission was or could reasonably have been so known; provided, however, that this subsection shall not apply to a termination pursuant to clause (iii) above, or

                  (E) As a result of a continuing course of action which commenced and was or could reasonably have been known to a member of the Board (other than the Participant) more than 12 calendar months prior to notice having been given to the Participant of the termination of his employment; provided, however, that this subsection shall not apply to a termination pursuant to clause (iii) above.

              Sec. 2.4     Change In Control.  "Change  in  Control"  means  the
 occurrence of any of the following:

       (a) The acquisition by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended ("the 1934 Act"), other than the Parent or any of its affiliates, or any employee benefit plan of the Parent and/or its affiliates, of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of shares of stock of the Parent having twenty-five percent (25%) or more of the total number of votes that may be cast for election of the Board in a transaction or series of transactions not approved in advance by a vote of at least three-quarters of the Continuing Directors (as defined below).

       (b) A change in the composition of the Board such that at any time a majority of the members of the Board are not Continuing Directors. "Continuing Directors" refers to the individuals who serve on the Board at the effective date of this Plan and any individual whose term of office on the Board begins thereafter if the nomination or election of such individual was approved in advance by a vote of at least three-quarters of the then serving Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of the members of the Board, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act).

       (c) The approval by the shareholders of the Parent of a reorganization, merger, consolidation, liquidation or dissolution of the Parent or of the sale (in one transaction or a series of transactions) of all or substantially all of the assets of the Parent other than a reorganization, merger, consolidation, liquidation,

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              dissolution or sale approved in  advance  by a  vote  of at  least three-quarters of the Continuing Directors.

       (d) Any other occurrence if at least a majority of the Continuing Directors determine in their discretion that there has been a Change in Control.

              Sec. 2.5 Committee. "Committee" means the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan. However, no member of the Committee who is also a Participant in this Plan may participate in or vote on any matter involving the Plan.

              Sec. 2.6   Covered  Compensation.  "Covered  Compensation"   means
Covered Compensation as defined under the Retirement Plan (as said definition may be amended from time to time).

              Sec. 2.7 Final Average Compensation. "Final Average Compensation means the average of the highest 5 calendar years of Compensation received by the Participant from the Participating Employers during the 10 calendar year period immediately preceding the calendar year in which the Participant's termination of employment occurs (or the average of the calendar years during such period in which the Participant received compensation if the Participant received compensation in fewer than 5 such years). For this purpose, the Participant's Compensation for a year is the Participant's base pay (determined before any reductions for pre-tax contributions under The Musicland Group, Inc. Capital Accumulation Plan, or any deferred compensation plan or other benefit plan, and before withholding of taxes) plus bonuses received from the Participating Employers.

              Sec. 2.8    Normal Retirement Age.  "Normal Retirement Age"  means
age 65.

              Sec. 2.9    Participant. "Participant" means an individual defined
as such in Sec. 3.1.

              Sec. 2.10   Plan Year.  "Plan Year" means the 12-consecutive-month
period commencing January 1 and ending December 31.

              Sec. 2.11   Retirement Plan. "Retirement Plan" means The Musicland
Group, Inc.  Employees' Retirement Plan, as it may be amended from time to time.

              Sec. 2.12   Subsidiary.  "Subsidiary" means any corporation 80% or
more of the voting stock of which is owned directly indirectly by the Parent.

              Sec. 2.13 Successor Employer. "Successor Employer" means any business entity that succeeds to the business of another business entity through merger, consolidation, acquisition of all or substantially all of its assets, or any other means.

              Sec. 2.14 Supplemental Accrual Years. "Supplemental Accrual Years" means the Participant's Years of Participation plus, in the case of a Participant who has 5 or more Years of Participation, the period of time prior to the date on which he/she became a Participant in this Plan and during which he/she was a participant in the Retirement Plan or The Musicland Group, Inc. Capital Accumulation Plan.

              Sec. 2.15 Year of Participation. "Year of Participation" means the period of time (expressed in completed years) that has elapsed from the date on which an employee becomes a Participant in this Plan to the date on which he/she ceases to be a Participant in this Plan (by reason of his/her termination of employment or otherwise).


                                   ARTICLE III

                            PARTICIPATION ARTICLE III

                                  PARTICIPATION

              Sec. 3.1 Eligibility for Participation. A select management or highly compensated employee of the Company or another Participating Employer shall become a Participant in the Plan upon being designated as such by the Committee in a written notice issued by the Committee to the Participant at the time of the designation, effective as of the date specified in the notice and subject to any additional conditions or limitations specified in the notice.

              Sec. 3.2 Cessation of Participation. An employee shall cease to be a Participant on the earliest of (i) the date he or she ceases to be an employee of the Participating Employers, (ii) the date he or she receives a written notice from the Committee revoking his/her status as a Participant, or
(iii) the date he/she fails to meet the requirements of any regulations which may be issued by the U.S. Department of Labor that define the phrase "select group of management or highly compensated employees" under ERISA. Service and compensation after the date the individual ceases to be a Participant shall be disregarded for purposes of this Plan, but the individual shall remain entitled to any benefits under this Plan which have become vested prior to that date.

              Sec. 3.3 No Guarantee of Employment. Participation in the Plan does not constitute a guarantee or contract of employment with the Participating Employers. Such participation shall in no way interfere with any rights the Participating Employers would have in the absence of such participation to determine the duration of the employee's employment with the Participating Employers.


                                   ARTICLE IV

                     BENEFIT ACCRUAL AND VESTING ARTICLE IV

                           BENEFIT ACCRUAL AND VESTING

              Sec. 4.1 Supplemental Retirement Benefit. A Participant's supplemental retirement benefit under the Plan as of any date of determination, when expressed as a single life annuity starting as of the first day of the month after the Participant attains Normal Retirement Age (or as of the first day of the month after the date of determination, if such date is after Normal Retirement Age) will equal an amount equal to "A" minus "B", where:

       A = "A1" multiplied by "A2" and divided by 12, where

                  A1  =    1%  of the Participant's  Final Average Compensation,
                           plus  .65%  of  the   Participant's   Final   Average
                           Compensation in excess of Covered Compensation.

                  A2  =    The Participant's Supplemental Accrual Years.

              However, as of any date of determination after Normal Retirement Age, the value of "A" will not be less than the value of "A" measured as of the first day of the month after Normal Retirement Age and increased by 1.5% per year for each subsequent year to the date of determination.

       B = "B1" plus "B2" plus "B3", where:

                  B1  =    The  monthly  amount of the pension (if any) that the
                           Participant  would be entitled  to receive  under the
                           Retirement  Plan in the form of a single life annuity
                           starting  as of the first day of the month  after the
                           Participant  attains Normal  Retirement Age (or as of
                           the  first  day  of  the  month  after  the  date  of
                           determination,   if  such   date  is   after   Normal
                           Retirement Age), irrespective of the actual pension paid to the Participant under the Retirement Plan.

                  B2  =    The   monthly   amount  of  a  hypothetical   annuity
                           calculated   by  converting   his/her   "hypothetical
                           balance"  under  The  Musicland  Group,  Inc. Capital
                           Accumulation  Plan to a single  life annuity starting
                           as  of  the  first   day  of  the   month  after  the
                           Participant  attains  Normal  Retirement Age  (or the
                           first   day  of   the  month  after   the    date  of
                           determination,   if   such   date  is  after   Normal
                           Retirement  Age)   using   the  following   actuarial
                           factors:  mortality   -  UP-1984   Mortality   Table;
                           interest - an annual rate  equal to the lesser of (i)
                           8%, or (ii) the average of the annual rates of interest on 30-Year Treasury Securities for November of the Plan Year preceding the Plan Year in which the hypothetical annuity is to commence, as prescribed by the Internal Revenue Service for purposes of Code section 417(e).

                           For this purpose, a Participant's "hypothetical balance" under The Musicland Group Capital Accumulation Plan shall be equal to the sum of the profit sharing contributions made thereunder on behalf of the Participant, each credited with interest at the rate of 8% per annum from the last day of the plan year with respect to which such contribution was made (irrespective of the date on which such contribution was actually contributed to the plan) to the last day of the month prior to the month in which the hypothetical annuity is to commence.

                  B3  =    The  monthly  amount   of   a   hypothetical  annuity
                           calculated by converting the "excess value" under his
                           /her  life  insurance  policy  purchased  under   The
                           Musicland  Group,  Inc.  Executive/Survivor   Benefit
                           Split Dollar Life  Insurance  Agreement  to a  single
                           life annuity starting  as  of  the  first  day of the
                           month after the Participant attains Normal Retirement
                           Age (or  the first day of the month after the date of
                           determination,   if   such   date   is  after  Normal
                           Retirement  Age)  using   the   following   actuarial
                           factors: mortality- UP-1984 Mortality Table; interest
                           - an annual rate  equal  to  the lesser of (i) 8%, or
                           (ii) the average of the annual rates  of  interest on
                           30-year Treasury Securities  for November of the Plan
                           Year preceding the Plan Year in
                           which  the  hypothetical  annuity  is to commence, as
                           prescribed  by  the  Internal  Revenue  Service   for
                           purposes of Code section 417(e).

                           For this purpose, a Participant's "excess value" under his/her life insurance policy is the excess of the cash surrender value of such policy as of his/her termination of employment over the premiums that have been paid under such policy and that are subject to recapture by the Company under the terms of The
                           Musicland Group, Inc. Executive/Survivor Benefit Split Dollar Life Insurance Agreement. In the event a life insurance policy is surrendered for its cash value prior to termination of employment, the "excess value" is the excess determined under the prior sentence as of the date of surrender credited with interest at the rate of 8% per annum from the date of surrender to the last day of the month prior to the month in which the hypothetical annuity is to commence.

              Sec. 4.2     Vesting of Benefit.  A Participant will be vested  in
a supplemental retirement benefit if his/her termination of employment with all Participating Employers occurs:

       (a)    After he/she has completed at least 5  Years of Participation,  or

       (b) At his/her termination of employment prior to completion of 5 Years of Participation if such termination of employment occurs for any reason other than for Cause.

Notwithstanding the foregoing, the Participant shall not be vested in a supplemental retirement benefit under this Plan and the entire benefit shall be forfeited if the Participant's employment is terminated by his/her Participating Employer because of the Participant's fraud or dishonesty which has resulted in, or is likely to result in, material economic damage to a Participating Employer, as determined in good faith by the Committee. The determination of the Committee with respect to the Participant's conduct shall be conclusive, whether or not there are related judicial or other proceedings and without regard to the outcome of any such proceeding. A Participant who is not vested under this Section on the date his/her termination of employment occurs shall not be eligible to receive any benefit under this Plan.


                                    ARTICLE V

                 FORM OF PAYMENT AND COMMENCEMENT DATE ARTICLE V

                      FORM OF PAYMENT AND COMMENCEMENT DATE

              Sec. 5.1 Entitlement. A Participant shall be entitled to a supplemental retirement benefit under the Plan if he/she is vested in such a benefit upon his/her termination of employment with all Participating Employers.

              Sec. 5.2 Time of Payment. A supplemental retirement benefit shall be paid commencing as of the first day of the month after the Participant attains Normal Retirement Age (or as of the first day of the month after his/her termination of employment if after Normal Retirement Age). However, in the event the Participant's termination of employment occurs prior to Normal Retirement Age (except for death), the supplemental retirement benefit shall be paid commencing as of the following date:

       (a)  As of the first day of the following month:


  If the Participant has completed
  the following number of years of    The first day of the month
      service with the Parent          after he/she has attained
         or any Subsidiary                the following age:
         -----------------                -----------------
                 15                               55
                 14                               56
                 13                               57
                 13                               58
                 11                               59
                 10                               60

            (or as of the first day of the month after his/her termination of employment, if after the age specified above).

       (b) Otherwise, as of the first day of the month after the Participant attains Normal Retirement Age.

The amount of the supplemental retirement benefit, when expressed as a single life annuity, shall be reduced by 1/15th for each of the first 5 years, and 1/30th for each of the next 5 years, by which the commencement date precedes the first day of the month following the date the Participant will attain Normal Retirement Age.

              Sec. 5.3   Form of Payment.  The supplemental  retirement  benefit
shall be payable in the form of a single life annuity for the life of the Participant; except that:

       (a) Upon written election of a Participant made within 60 days after notice of his/her participation in the Plan, or upon written election of a Participant made at any time before commencement of the benefit and with the specific consent of the Committee (which shall be granted in its sole discretion), the supplemental retirement benefit shall be payable in the form of any annuity option permitted under the Retirement Plan (determined without regard to any limitation resulting from Code section 401(a)(9)).

       (b) Upon written election of a Participant made at any time before commencement of the benefit and with the specific consent of the Committee (which shall be granted in its sole discretion), the supplemental retirement benefit shall be payable in the form of a single lump-sum payment.

Any annuity or lump-sum payment shall be the Actuarial Equivalent of the life annuity that would be payable as a supplemental retirement benefit starting as of the same date.

Notwithstanding any contrary provision of this Plan, and notwithstanding the election of a Participant, the supplemental retirement benefit shall be paid as soon as administratively practicable after termination of employment in the form of a single lump-sum payment that is the Actuarial Equivalent of the single life annuity that the Participant would receive starting at Normal Retirement Age (or as of the first day of the month after his/her termination of employment if after Normal Retirement Age) if the amount of such single lump-sum payment does not exceed $5,000.

              Sec. 5.4 Disability Before Retirement. If a Participant becomes disabled while employed by a Participating Employer and his/her termination of employment occurs as a result of such disability, at the request of the Participant and with the specific consent of the Committee (to be granted in its sole discretion), the supplemental retirement benefit shall be payable starting as of the first day of any month following his/her termination of employment. If payments start prior to the date specified in Sec. 5.2, the amount of the supplemental retirement benefit shall be reduced to be the Actuarial Equivalent of the supplemental retirement benefit payable starting as of the first day of the month after the Participant will attain Normal Retirement Age. For this purpose, "disabled" means that the Participant is mentally or physically unable to perform his/her usual duties for the Participant Employer, as determined by the Committee.

              Sec. 5.5 Death Prior to Commencement of Benefits. If a Participant dies after he/she is vested but prior to the payment or commencement of his/her supplemental retirement benefit, and the Participant is survived by his/her spouse, such spouse shall be entitled to a survivor benefit as follows:

       (a) The survivor benefit shall be payable in the form of a single life annuity for the life of the spouse starting as of the first day of the month after the date of death of the Participant or, if later, as of the earliest date on which the supplemental retirement benefit could have commenced to the Participant under Sec. 5.2 (determined based upon his/her years of service as of his/her date of death).

       (b) The monthly payment under the survivor benefit shall equal the amount which would have been paid to the spouse as a survivor annuity if the Participant had survived to the date on which payments start under (a), commenced his/her supplemental retirement benefit in the form of a qualified joint and survivor annuity (as defined under the Retirement Plan) and then died.

The Committee may, in its sole discretion, pay the survivor benefit to a spouse in a single lump sum payment in lieu of the life annuity, with the single lump-sum payment being the Actuarial Equivalent of the single life annuity that would otherwise be paid to the spouse. Further, the Committee may, in its sole discretion, provide for earlier payment of the survivor benefit that otherwise provided under (a), with the survivor benefit being the Actuarial Equivalent of the survivor benefit that would be payable as of the date specified in (a).

If a Participant dies prior to the payment or commencement of his/her supplemental retirement benefit, and the Participant does not have a spouse on the date of death (or such spouse does not survive the Participant), there shall be no benefit payable under the Plan to any other beneficiary.

              Sec. 5.6 Death After Commencement of Benefits. If a Participant receives his/her supplemental retirement benefit in the form of an annuity and dies after commencement of such annuity, the benefit (if any) payable after the Participant dies shall be as appropriate for the form of annuity being received.

              Sec. 5.7 Benefit Upon Change In Control. Notwithstanding any contrary provision of the Plan, in the event of a Change in Control, the Company shall be obligated to establish a "rabbi" trust as a funding vehicle for the Plan (if such a trust has not previously been established for this purpose) and the Participating Employers shall be obligated to contribute to such trust the amount determined by the actuaries for the Retirement Plan as being necessary to fully fund all accrued benefits under this Plan as of the Change of Control (the funding to equal the Actuarial Equivalent present value of all accrued benefits under the Plan). If a Participant's termination of employment with all Participating Employers occurs within 24 months after a Change In Control, the Participant shall be fully vested in his/her supplemental retirement benefit, and such benefit shall be paid within 30 days following his/her termination of employment in a single lump sum payment that is the Actuarial Equivalent of the benefit to which he/she was otherwise entitled under the Plan.


                                   ARTICLE VI

                            ADMINISTRATION ARTICLE VI

                                 ADMINISTRATION

              Sec. 6.1 Administration by the Committee. The Committee shall administer the Plan, establish, adopt, or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan and interpret the provisions of the Plan. The Committee shall have discretionary authority to interpret the Plan, and the interpretations of the Committee shall be conclusive.

              Sec. 6.2 Withholding of Taxes. The benefits payable under this Plan shall be subject to the deduction of any federal, state, or local income taxes or other taxes which are required to be withheld from such payments by applicable laws and regulations.

              Sec. 6.3 Unfunded and Unsecured Plan. The Plan is an unfunded and unsecured nonqualified plan for federal income tax, ERISA and Department of Labor purposes. It is a condition of the Plan, and each Participant expressly agrees, that the Participant and the Participant's spouse, joint annuitant or beneficiary shall look solely to the Participating Employers for payment of benefits under the Plan, whether such payments are made from the general funds of the Participating Employers or otherwise. No Participant or Beneficiary shall have any interest whatsoever in any specific asset of the Participating Employers. Neither the trust that supports the Retirement Plan, nor the trust that supports The Musicland Group Inc., Capital Accumulation Plan, nor any split-dollar life insurance policy on the life of any Participant, nor any other specific asset or fund shall in any way support the liabilities created under this Plan, except as otherwise expressly provided in Sec. 5.7 (relating to a "rabbi" trust). To the extent that any Participant or Beneficiary acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Participating Employers.

                                   ARTICLE VII

                      AMENDMENT AND TERMINATION ARTICLE VII

                            AMENDMENT AND TERMINATION

              Sec. 7.1 Amendment. The Board may amend the Plan at any time in whole or in part for any reason. No amendment shall decrease the benefits that have accrued under the Plan prior to the date of such amendment based on earnings and service prior to such date, but the amendment may decrease or eliminate future benefit accruals.

              Sec. 7.2 Termination of Plan. The Board may terminate the Plan at any time. After such termination, no employee shall become a Participant, no further benefits shall accrue under the Plan, and each Participant shall become 100% vested in the benefit accrued prior to the date of termination. At the discretion of the Committee, the benefits accrued prior to termination of the Plan may be either distributed to Participants (or Beneficiaries in the event of death) in a lump sum on an Actuarial Equivalent basis as of a date determined by the Committee which is after the date of termination, or distributed in accordance with Article V.


                                  ARTICLE VIII

                           MISCELLANEOUS ARTICLE VIII

                                  MISCELLANEOUS

              Sec. 8.1 Designation of Joint Annuitant or Beneficiary. If a Participant receives his/her supplemental retirement benefit in the form of a joint and survivor annuity or life with term certain annuity, he/she may name any joint annuitant or beneficiary with respect thereto; provided that, in the absence of a designation or in the event that the designated joint annuitant or beneficiary is not surviving on the annuity starting date, his/her spouse (if any) as of the annuity starting date shall be the joint annuitant or beneficiary. A designation of joint annuity or beneficiary shall be made with the election of the payment form and shall not require consent of the spouse. However, the Participant may change such designation (but not the payment form election) at any time prior to the annuity starting date with the consent of the Committee. If a Participant's payment form election cannot be affected because the designated joint annuitant or beneficiary is not surviving on the annuity starting date, and the Participant has no spouse on the annuity starting date, the supplemental retirement benefit shall be paid as a single life annuity, except as provided in Sec. 5.3(b).

              Sec. 8.2 Benefits May Not Be Assigned or Alienated. Neither a Participant nor any Beneficiary shall have the right to sell, assign, transfer, encumber or otherwise convey any right to receive any payment hereunder. No part of the amounts payable hereunder shall be subject to seizure or sequestration for the payment of any debts or judgments owed by a Participant or any other person.

              Sec. 8.3   Headings.  Headings  at the  beginning of articles  and
sections hereof are for convenience of reference, shall not be considered a part of the text of the Plan, and shall not influence its construction.

              Sec. 8.4   Capitalized Definitions.  Capitalized terms used in the
Plan shall have their meaning as defined in the Plan unless the context clearly indicates to the contrary.

              Sec. 8.5   Gender.  Any references to the masculine gender include
the feminine and vice versa.

              Sec. 8.6 Use of Compounds of Word "Here". Use of the words "hereof", "herein", "hereunder", or similar compounds of the word "here" shall mean and refer to the entire Plan unless the context clearly indicates to the contrary.

              Sec. 8.7   Construed as a Whole.  The provisions of the Plan shall
be construed as a whole in such manner as to carry out the provisions hereof and shall not be construed separately without relation to the context.

              IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer this 23 day of December, 1998.


                                               THE MUSICLAND GROUP, INC.


By       Jack W. Eugster                          /s/ Jack W. Eugster
  -------------------------------------      ---------------------------------
                                             Its Chief Executive Officer



M1:

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